September 22, 2025

Victory Pioneer High Yield Fund (the “Fund”)

Supplement to the Fund’s Summary Prospectus and Prospectus (“Prospectus”) dated March 31, 2025, as in effect and as may be amended from time to time.

After a distinguished 42-year career in the investment industry, including 11 years with Pioneer Investments, a Victory Capital Investment Franchise, Kenneth Monaghan has announced his retirement effective December 31, 2025. Andrew Feltus will assume responsibility as the Fund’s sole director, and the existing investment team will remain in place.

Effective January 1, 2026, all references to Mr. Monaghan will be deleted from the Prospectus.

34214-00-0925